UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2004

HARRIS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1025 West NASA Blvd., Melbourne, FL	32919

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (321) 727-9100

No Change

(Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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     Item 2.01 Completion of Acquisition or Disposition of Assets.

     On November 3, 2004, Harris Corporation (“Harris” or the “Company”) completed the previously announced acquisition of all the capital stock and equity of Encoda Systems Holdings, Inc. (“Encoda”) upon the terms and conditions set forth in a definitive Agreement and Plan of Merger (“Merger Agreement”). The aggregate purchase price for Encoda is $340,000,000, subject to certain adjustments as set forth in the Merger Agreement. The indebtedness for borrowed money and the related transaction expenses of Encoda were paid-off at the closing out of the $340,000,000 purchase price. Encoda had been a privately-held company, owned by Thomas H. Lee Partners, Blackstone Capital Partners, Evercore Capital Partners and other minority shareholders. Encoda is a leading global supplier of end-to-end broadcast enterprise software and services solutions including traffic and billing systems, program scheduling, master control play-to-air automation, and digital asset management. A copy of the Merger Agreement is incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 6, 2004. The foregoing description of the Merger Agreement and the transaction contemplated thereby is not complete and is qualified in its entirety by the complete text of the Merger Agreement.

     Item 7.01 Regulation FD Disclosure.

     On November 3, 2004, Harris issued a press release announcing the completion of the acquisition of Encoda. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference. The information contained in this Item 7.01, including the accompanying exhibit, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section. The information contained in this Item 7.01, including the accompanying exhibit, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing.

     Item 9.01 Financial Statements and Exhibits.

      (a) Financial statements of business acquired. Not applicable.

      (b) Pro forma financial information. Not applicable.

      (c) Exhibits.

            The following exhibit is filed herewith by incorporation by reference:

2.1	Agreement and Plan of Merger, dated as of October 6, 2004, by and among Harris Corporation, Sunshine Merger Corp. and Encoda Systems Holdings, Inc. incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 6, 2004.

            The following exhibit is furnished herewith:

99.1	Press Release, issued by Harris Corporation on November 3, 2004.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS CORPORATION
	By:	/s/ Scott T. Mikuen
		Name:	Scott T. Mikuen
Date: November 3, 2004		Title:	Vice President-Associate General Counsel and Corporate Secretary

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of October 6, 2004, by and among Harris Corporation, Sunshine Merger Corp. and Encoda Systems Holdings, Inc. incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 6, 2004.

99.1	Press Release, issued by Harris Corporation on November 3, 2004 (furnished pursuant to Item 7.01 and not filed).

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